UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 11, 2015

VOYA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue New York, New York	10169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 11, 2015, Voya Financial, Inc. (“Voya Financial”) reported its financial results for the three months and year ended December 31, 2014. A copy of the press release containing this information is furnished as Exhibit 99.1 hereto and is incorporated by reference in this Item 2.02.

As previously announced, Voya Financial will host a conference call on Wednesday, February 11, 2015 at 10:00 am EST to discuss its fourth-quarter and full-year 2014 results. The call can be accessed via Voya Financial’s investor relations website at http://investors.voya.com. The call will be accompanied by a slide presentation, which will be accessible via Voya Financial’s investor relations website at http://investors.voya.com beginning at 9:30 am EST on Wednesday, February 11, 2015. In addition, more detailed financial information can be found in Voya Financial’s Quarterly Investor Supplement for the three months ended December 31, 2014, available on Voya Financial’s investor relations website at http://investors.voya.com. The Quarterly Investor Supplement for the three months ended December 31, 2014 is furnished herewith as Exhibit 99.2 and is incorporated by reference in this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of Voya Financial, Inc., dated February 11, 2015 (furnished and not filed)

99.2	Quarterly Investor Supplement for the three months ended December 31, 2014 (furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc. (Registrant)

By:	/s/ JEAN WENG
	Name:	Jean Weng

	Title:	Senior Vice President and Corporate Secretary

Dated: February 11, 2015